Exhibit K-1


Electric  Statistics  -  Assets

-------------
Region:  U.S.
-------------
                                                   Assets(1)   Share of
Rank    Company Name                              (million $)  Total (%)

1   1   Unicom Corp.                              26,254.4         4.33%
2   2   Southern Company                          25,366.9         4.19%
3   3   PG&E Corp.                                23,700.8         3.91%
4   4   Entergy Corp.                             21,348.3         3.52%
5   5   Edison International                      21,121.3         3.49%
6   6   TXU                                       20,539.7         3.39%
7   7   FirstEnergy Corp.                         20,311.0         3.35%
8   8   Duke Energy Corp.                         17,602.3         2.91%
9   9   American Electric Power Co., Inc.         16,944.7         2.80%
10  10  Consolidated Edison, Inc.                 16,094.8         2.66%
11  11  Public Service Enterprise Group, Inc.     15,238.9         2.52%
12  12  Niagara Mohawk Holdings, Inc.             14,542.2         2.40%
13  13  Western Resources, Inc.                   13,446.2         2.22%
14  14  GPU, Inc.                                 13,360.6         2.21%
15  15  PECO Energy Co.                           12,530.9         2.07%
16  16  Dominion Resources, Inc.                  12,448.7         2.06%
17  17  Long Island Power Authority               11,956.7         1.97%
18  18  FPL Group, Inc.                           11,718.7         1.93%
19  19  DTE Energy Co.                            11,671.3         1.93%
20  20  ScottishPower plc                         11,623.6         1.92%
21  21  Northeast Utilities                       11,485.9         1.90%
22  22  Reliant Energy, Inc.                      10,333.3         1.71%
23  23  Cinergy Corp.                              9,878.2         1.63%
24  24  Central & South West Corp.                 9,752.3         1.61%
25  25  PPL Corp.                                  9,274.6         1.53%
26  26  Carolina Power & Light Co.                 9,139.2         1.51%
27  27  Ameren Corp.                               8,755.5         1.45%
28  28  Constellation Energy Group, Inc.           8,169.7         1.35%
29  29  CMS Energy Corp.                           7,709.4         1.27%
30  30  New Century Energies, Inc.                 7,639.8         1.26%
31  31  Northern States Power Co.                  7,457.4         1.23%
32  32  Dynegy, Inc.                               7,149.6         1.18%
33  33  Allegheny Energy, Inc.                     7,091.1         1.17%
34  34  Pinnacle West Capital Corp.                6,528.0         1.08%
35  35  Potomac Electric Power Co.                 6,078.3         1.00%
36  36  Conectiv                                   5,488.4         0.91%
37  37  National Grid Group plc                    5,210.4         0.86%
38  38  Florida Progress Corp.                     5,122.7         0.85%
39  39  Citizens Utilities Co.                     5,112.7         0.84%
40  40  Sempra Energy                              5,008.5         0.83%
41  41  Nstar                                      4,848.4         0.80%
42  42  Wisconsin Energy Corp.                     4,839.2         0.80%
43  43  Puget Sound Energy, Inc.                   4,791.9         0.79%
44  44  Sierra Pacific Resources                   4,660.1         0.77%
45  45  DQE, Inc.                                  4,623.9         0.76%


    46  Energy East Pro Forma                      4,546.1(2)      0.75%
46  47  SCANA Corp.                                4,497.9         0.74%
47  48  Alliant Energy Corp.                       4,313.4         0.71%
48  49  LG&E Energy Corp.                          4,056.0         0.67%
49  50  NiSource, Inc.                             3,769.1         0.62%
50  51  DPL, Inc.                                  3,624.8         0.60%
51  52  MidAmerican Energy Holdings Co.            3,573.6         0.59%
52  53  UniSource Energy Corp.                     3,333.4         0.55%
53  54  Enron Corp.                                3,317.0         0.55%
54  55  UtiliCorp United, Inc.                     3,078.4         0.51%
55  56  TECO Energy, Inc.                          2,958.4         0.49%
56  57  Kansas City Power & Light Co.              2,844.7         0.47%
57  58  PSC of New Mexico                          2,728.3         0.45%
58  59  Montana Power Co.                          2,722.0         0.45%
59  60  El Paso Electric Co.                       2,674.9         0.44%
60  61  Rochester Gas & Electric Corp.             2,491.7         0.41%
61      Energy East                                2,452.9(2)      0.40%
62  62  IDACORP, Inc.                              2,404.4         0.40%
63  63  OGE Energy Corp.                           2,395.8         0.40%
64  64  Avista Corp.                               2,319.6         0.38%
65  65  IPALCO Enterprises, Inc.                   2,122.6         0.35%
66  66  United Illuminating Co.                    2,103.6         0.35%
67      Central Maine Power                        2,093.2(2)      0.35%
68  67  Minnesota Power, Inc.                      2,074.3         0.34%
69  68  WPS Resources Corp.                        1,503.9         0.25%
70  69  Cleco Corp.                                1,408.3         0.23%
71  70  Eastern Utilities Associates               1,400.6         0.23%
72  71  Central Hudson Gas & Electric Corp.        1,354.3         0.22%
73  72  Old Dominion Electric Coop                 1,074.6         0.18%
74  73  TNP Enterprises, Inc.                      1,062.0         0.18%
75  74  Cilcorp, Inc.                              1,057.5         0.17%

        All Other                                 14,908.3         2.46%
        Total                                    605,689.8       100.00%

     Notes
     1 For utilities at December 31, 1998 or end of fiscal year. Assets include electric and gas combination utilities  (other  than  for  Energy  East).
     2     Actual  and  pro  forma  at  September  30,  1999.
     Source:
           Energy East (actual and pro forma) from company records. Other data from FERC Form 1 database (domestic only).


Electric  +  Gas  Statistics  -  Assets

-------------
Region:  U.S.
-------------

                                                              Assets (1)     Share of
Rank       Company Name                                       (million $)    Total (%)
   1    1  Unicom Corp.                                         26,254.4       3.61%


   2    2  PG&E Corp.                                           25,555.4       3.51%
   3    3  Southern Company                                     25,366.9       3.48%
   4    4  TXU                                                  22,630.1       3.11%
   5    5  Duke Energy Corp.                                    22,250.4       3.06%
   6    6  Entergy Corp.                                        21,348.3       2.93%
   7    7  Edison International                                 21,121.3       2.90%
   8    8  FirstEnergy Corp.                                    20,318.4       2.79%
   9    9  American Electric Power Co., Inc.                    16,944.7       2.33%
  10   10  Consolidated Edison, Inc.                            16,094.8       2.21%
  11   11  Public Service Enterprise Group, Inc.                15,238.9       2.09%
  12   12  Niagara Mohawk Holdings, Inc.                        14,542.2       2.00%
  13   13  Reliant Energy, Inc.                                 13,500.4       1.85%
  14   14  Western Resources, Inc.                              13,446.2       1.85%
  15   15  GPU, Inc.                                            13,360.6       1.83%
  16   16  El Paso Energy Corp.                                 13,228.3       1.82%
  17   17  PECO Energy Co.                                      12,530.9       1.72%
  18   18  Dominion Resources, Inc.                             12,448.7       1.71%
  19   19  Long Island Power Authority                          11,956.7       1.64%
  20   20  FPL Group, Inc.                                      11,718.7       1.61%
  21   21  DTE Energy Co.                                       11,671.3       1.60%
  22   22  ScottishPower plc                                    11,623.6       1.60%
  23   23  Northeast Utilities                                  11,485.9       1.58%
  24   24  CMS Energy Corp.                                     10,622.2       1.46%
  25   25  Cinergy Corp.                                         9,892.9       1.36%
  26   26  Central & South West Corp.                            9,752.3       1.34%
  27   27  Carolina Power & Light Co.                            9,431.2       1.30%
  28   28  PPL Corp.                                             9,274.6       1.27%
  29   29  Ameren Corp.                                          8,755.5       1.20%
  30   30  Enron Corp.                                           8,658.4       1.19%
  31   31  Sempra Energy                                         8,558.7       1.18%
  32   32  Constellation Energy Group, Inc.                      8,169.7       1.12%
  33   33  New Century Energies, Inc.                            7,643.0       1.05%
  34   34  Northern States Power Co.                             7,539.8       1.04%
  35   35  Dynegy, Inc.                                          7,211.9       0.99%
  36   36  Williams Companies, Inc.                              7,118.5       0.98%
       37  Energy East Pro Forma                                 7,115.1(2)    0.90%
  37   38  Allegheny Energy, Inc.                                7,091.1       0.97%
  38   39  Pinnacle West Capital Corp.                           6,528.0       0.90%
  39   40  Potomac Electric Power Co.                            6,078.3       0.83%
  40   41  Columbia Energy Group, Inc.                           5,685.0       0.78%
  41   42  Conectiv                                              5,488.4       0.75%
  42   43  National Grid Group plc                               5,210.4       0.72%
  43   44  Citizens Utilities Co.                                5,143.9       0.71%
  44   45  Florida Progress Corp.                                5,122.7       0.70%
  45   46  NiSource, Inc.                                        4,872.1       0.67%
  46   47  Nstar                                                 4,848.4       0.67%
  47   48  Wisconsin Energy Corp.                                4,839.2       0.66%
  48   49  Puget Sound Energy, Inc.                              4,791.9       0.66%
  49   50  SCANA Corp.                                           4,736.7       0.65%
  50   51  Sierra Pacific Resources                              4,660.1       0.64%
  51   52  DQE, Inc.                                             4,623.9       0.64%
  52   53  Consolidated Natural Gas Co.                          4,422.1       0.61%
  53   54  Alliant Energy Corp.                                  4,313.4       0.59%
  54   55  LG&E Energy Corp.                                     4,106.3       0.56%
  55   56  KeySpan Energy                                        4,094.1       0.56%


  56   57  UtiliCorp United, Inc.                                3,747.7       0.51%
  57   58  DPL, Inc.                                             3,624.8       0.50%
  58   59  MidAmerican Energy Holdings Co.                       3,573.6       0.49%
  59       Energy East                                           3,557.4(2)    0.49%
  60   60  Coastal Corp.                                         3,554.3       0.49%
  61   61  Alaskan Northwest Natural Gas Transportation Co.      3,495.5       0.48%
  62   62  TECO Energy, Inc.                                     3,334.0       0.46%
  63   63  UniSource Energy Corp.                                3,333.4       0.46%
  64   64  K N Energy, Inc.                                      3,308.6       0.45%
  65   65  OGE Energy Corp.                                      3,133.7       0.43%
  66   66  Equitable Resources, Inc.                             3,064.3       0.42%
  67   67  Kansas City Power & Light Co.                         2,844.7       0.39%
  68   68  PSC of New Mexico                                     2,728.3       0.37%
  69   69  Montana Power Co.                                     2,723.1       0.37%
  70   70  El Paso Electric Co.                                  2,674.9       0.37%
  71   71  Rochester Gas & Electric Corp.                        2,491.7       0.34%
  72   72  IDACORP, Inc.                                         2,404.4       0.33%
  73   73  Avista Corp.                                          2,319.6       0.32%
  74   74  Nicor, Inc.                                           2,250.1       0.31%
  75   75  MCN Energy Group, Inc.                                2,246.5       0.31%
  76   76  Southern Union Co.                                    2,208.2       0.30%
  77   77  IPALCO Enterprises, Inc.                              2,122.6       0.29%
  78   78  United Illuminating Co.                               2,103.6       0.29%
  79       Central Maine Power Co.                               2,093.2(2)    0.29%
  80   79  Minnesota Power, Inc.                                 2,074.3       0.28%
  81   80  AGL Resources, Inc.                                   2,061.6       0.28%
  82   81  Peoples Energy Corp.                                  1,920.4       0.26%
  83   82  Southwest Gas Corp.                                   1,896.6       0.26%
  84   83  Washington Gas Light Co.                              1,887.0       0.26%
  85   84  National Fuel Gas Co.                                 1,774.7       0.24%
  86   85  Sonat, Inc.                                           1,686.5       0.23%
  87   86  WPS Resources Corp.                                   1,503.9       0.21%
  88   87  Koch Industries, Inc.                                 1,415.7       0.19%
  89   88  Cleco Corp.                                           1,408.3       0.19%
  90   89  Eastern Utilities Associates                          1,400.6       0.19%
  91   90  Great Lakes Gas Transmission, L.P.                    1,370.9       0.19%
  92   91  Citrus Corp.                                          1,368.5       0.19%
  93   92  Central Hudson Gas & Electric Corp.                   1,354.3       0.19%
  94   93  Royal Dutch Petroleum Co.                             1,339.2       0.18%
  95   94  Atmos Energy Corp.                                    1,313.4       0.18%
  96   95  Questar Corp.                                         1,301.1       0.18%
  97   96  Piedmont Natural Gas Co., Inc.                        1,185.6       0.16%
  98   97  MDU Resources Group, Inc.                             1,164.1       0.16%
  99   98  NW Natural (Northwest Natural Gas Co.)                1,159.1       0.16%
 100   99  Old Dominion Electric Coop                            1,074.6       0.15%
 101  100  ONEOK, Inc.                                           1,072.0       0.15%
 102  101  TNP Enterprises, Inc.                                 1,062.0       0.15%
 103  102  Cilcorp, Inc.                                         1,057.5       0.15%
 104  103  Connecticut Yankee Atomic Power Co.                     967.4       0.13%
 105  104  Big Rivers Electric Corp.                               959.6       0.13%
 106  105  Eastern Enterprises                                     952.9       0.13%
 107  106  SIGCORP, Inc.                                           950.8       0.13%
 108  107  New Jersey Resources Corp.                              925.2       0.13%


 109  108  Laclede Gas Co.                                         770.5       0.11%
 110  109  South Jersey Industries, Inc.                           744.4       0.10%
 111  110  UGI Corp.                                               724.6       0.10%
 112  111  NorthWestern Corp.                                      719.6       0.10%
 113  112  Indiana Energy, Inc.                                    683.2       0.09%
 114  113  Empire District Electric Co.                            674.2       0.09%
 115  114  NUI Corp.                                               661.3       0.09%
 116  115  Wicor, Inc.                                             652.8       0.09%
 117  116  PSC of North Carolina, Inc.                             642.4       0.09%
 118  117  Central Vermont Public Service Corp.                    631.0       0.09%
 119  118  Bangor Hydro-Electric Co.                               629.7       0.09%
 120  119  Iroquois Gas Transmission System, L.P.                  619.3       0.09%
 121  120  Citizens Gas & Coke Utility                             617.0       0.08%
 122  121  Otter Tail Power Co.                                    613.3       0.08%
 123  122  Deseret Generation & Transmission Coop                  569.7       0.08%
 124  123  Catalyst Old River Hydroelectric, L.P.                  550.3       0.08%
 125  124  Buckeye Power, Inc.                                     513.3       0.07%
 126  125  Yankee Energy System, Inc.                              495.4       0.07%
 127  126  Madison Gas & Electric Co.                              487.8       0.07%
 128  127  Black Hills Corp.                                       451.4       0.06%
 129  128  Destin Pipeline Co., L.L.C.                             448.3       0.06%
 130  129  Energen Corp.                                           408.1       0.06%
 131  130  Pennsylvania Enterprises, Inc.                          388.2       0.05%
 132       Connecticut Natural Gas Corp.                           386.5(2)    0.05%
 133  131  Colonial Gas Co.                                        380.5       0.05%
 134  132  SEMCO Energy, Inc.                                      371.2       0.05%
 135  133  Ohio Valley Electric Corp.                              356.9       0.05%
 136  134  Commonwealth Energy System                              346.0       0.05%
 137  135  Green Mountain Power Corp.                              344.4       0.05%
 138  136  Vermont Yankee Nuclear Power Corp.                      340.0       0.05%
 139  137  Cascade Natural Gas Corp.                               339.4       0.05%
 140  138  New Hampshire Electric Coop, Inc.                       274.0       0.04%
 141  139  Yankee Atomic Electric Co.                              270.2       0.04%
 142  140  TransColorado Gas Transmission Co.                      266.7       0.04%
 143  141  Conoco, Inc.                                            244.6       0.03%
 144  142  St. Joseph Light & Power Co.                            243.1       0.03%
 145  143  Providence Energy Corp.                                 242.7       0.03%
 146  144  Soyland Power Coop, Inc.                                237.4       0.03%
 147  145  Unitil Corp.                                            235.0       0.03%
 148  146  Empire State Pipeline                                   208.3       0.03%
 149  147  Ocean Energy, Inc.                                      202.3       0.03%
 150  148  Connexus Energy                                         193.0       0.03%
 151  149  Discovery Producer Services, L.L.C.                     192.9       0.03%
 152  150  Southwestern Energy Co.                                 192.4       0.03%
 153  151  Energy Corp. of America                                 187.8       0.03%
 154  152  Trailblazer Pipeline Co.                                181.9       0.02%
 155  153  MidWest Energy, Inc.                                    181.7       0.02%
 156  154  Florida Public Utilities Co.                            175.3       0.02%
 157  155  TransCanada PipeLines, Ltd.                             173.7       0.02%
 158  156  Western Gas Resources, Inc.                             167.4       0.02%
 159  157  Maine Public Service Co.                                163.8       0.02%
 160  158  Intermountain Industries, Inc.                          161.5       0.02%
 161  159  Bear Creek Storage Co.                                  157.7       0.02%
 162  160  Dauphin Island Gathering Partners                       150.1       0.02%
 163  161  Ocean State Power II                                    145.0       0.02%


 164  162  EnergySouth, Inc.                                       142.1       0.02%
 165  163  Midcoast Energy Resources, Inc.                         140.6       0.02%
 166  164  BayCorp Holdings, Ltd.                                  138.1       0.02%
 167  165  Safe Harbor Water Power Corp.                           133.4       0.02%
 168  166  Tuscarora Gas Transmission Co.                          128.6       0.02%
 169  167  Alcoa, Inc.                                             124.7       0.02%
 170  168  Neptune Pipeline Co., L.L.C.                            118.9       0.02%
 171  169  PP&L Resources, Inc.                                    113.4       0.02%
 172  170  Kansas Pipeline Co.                                     113.1       0.02%
 173  171  Cabot Corp.                                             111.5       0.02%
 174  172  Delta Natural Gas Co., Inc.                             105.7       0.01%
 175       Berkshire Gas Co.                                       103.9(2)    0.01%

           All Other                                             2,760.3       0.38%
           Total                                               728,111.1     100.00%

     Notes:
     1     For  utilities  at  December  31,  1998  or  end  of  fiscal  year.
     2 Actual and pro forma at September 30, 1999. Includes pro forma adjustment for goodwill.
     Source:
           Energy  East  (actual  and  pro  forma)  from  company  records.
           Other  data  from  FERC  Forms  1  and  2  databases  (domestic only).



Electric  +  Gas  Statistics  -  Operating  Revenues

-------------
Region:  U.S.
-------------

                                                           Operating
                                                          Revenues (1)    Share of
Rank       Company Name                                   (million $)     Total (%)
   1    1  Southern Company                                   9,762.6       3.70%
   2    2  PG&E Corp.                                         9,379.7       3.56%
   3    3  TXU                                                8,354.9       3.17%
   4    4  Public Service Enterprise Group, Inc.              7,428.7       2.82%
   5    5  Consolidated Edison, Inc.                          7,389.7       2.80%
   6    6  Edison International                               7,383.7       2.80%
   7    7  Entergy Corp.                                      7,330.0       2.78%
   8    8  Unicom Corp.                                       7,139.5       2.71%
   9    9  American Electric Power Co., Inc.                  7,132.7       2.71%
  10   10  FPL Group, Inc.                                    6,365.8       2.41%
  11   11  Duke Energy Corp.                                  5,622.2       2.13%
  12   12  Reliant Energy, Inc.                               5,585.5       2.12%
  13   13  Cinergy Corp.                                      5,406.1       2.05%
  14   14  FirstEnergy Corp.                                  5,277.6       2.00%
  15   15  PECO Energy Co.                                    5,265.5       2.00%
  16   16  Sempra Energy                                      5,038.1       1.91%
  17   17  ScottishPower plc                                  4,833.7       1.83%
  18   18  Dominion Resources, Inc.                           4,257.3       1.62%
  19   19  Northeast Utilities                                4,257.1       1.61%
  20   20  CMS Energy Corp.                                   4,172.0       1.58%
  21   21  GPU, Inc.                                          4,028.3       1.53%


  22   22  DTE Energy Co.                                     3,860.5       1.46%
  23   23  Niagara Mohawk Holdings, Inc.                      3,828.0       1.45%
  24   24  PPL Corp.                                          3,571.1       1.35%
  25   25  Central & South West Corp.                         3,564.2       1.35%
       26  Energy East Pro Forma                              3,550.9(2)    1.35%
  26   27  Ameren Corp.                                       3,402.7       1.29%
  27   28  National Grid Group plc                            3,343.5       1.27%
  28   29  Carolina Power & Light Co.                         3,319.0       1.26%
  29   30  New Century Energies, Inc.                         3,285.7       1.25%
  30   31  Northern States Power Co.                          3,110.3       1.18%
  31   32  Williams Companies, Inc.                           2,865.6       1.09%
  32   33  Allegheny Energy, Inc.                             2,687.7       1.02%
  33   34  Columbia Energy Group, Inc.                        2,679.2       1.02%
  34   35  Constellation Energy Group, Inc.                   2,672.0       1.01%
  35   36  Florida Progress Corp.                             2,648.2       1.00%
  36   37  Conectiv                                           2,461.3       0.93%
  37   38  Nstar                                              2,341.8       0.89%
  38   39  Enron Corp.                                        2,339.6       0.89%
  39       Energy East                                        2,271.4(2)    0.86%
  40   40  Consolidated Natural Gas Co.                       2,125.1       0.81%
  41   41  NiSource, Inc.                                     2,111.4       0.80%
  42   42  Dynegy, Inc.                                       2,073.9       0.79%
  43   43  Potomac Electric Power Co.                         2,063.9       0.78%
  44   44  Wisconsin Energy Corp.                             1,975.0       0.75%
  45   45  Pinnacle West Capital Corp.                        1,910.7       0.72%
  46   46  Puget Sound Energy, Inc.                           1,892.0       0.72%
  47   47  Alliant Energy Corp.                               1,887.6       0.72%
  48   48  SCANA Corp.                                        1,864.7       0.71%
  49   49  OGE Energy Corp.                                   1,840.3       0.70%
  50   50  LG&E Energy Corp.                                  1,670.3       0.63%
  51   51  MidAmerican Energy Holdings Co.                    1,599.6       0.61%
  52   52  K N Energy, Inc.                                   1,590.7       0.60%
  53   53  TECO Energy, Inc.                                  1,580.6       0.60%
  54   54  Sierra Pacific Resources                           1,551.3       0.59%
  55   55  UtiliCorp United, Inc.                             1,497.7       0.57%
  56   56  KeySpan Energy                                     1,407.9       0.53%
  57   57  El Paso Energy Corp.                               1,402.5       0.53%
  58   58  DPL, Inc.                                          1,289.5       0.49%
  59   59  Long Island Power Authority                        1,250.5       0.47%
  60   60  Nicor, Inc.                                        1,229.0       0.47%
  61   61  Western Resources, Inc.                            1,226.5       0.47%
  62   62  AGL Resources, Inc.                                1,195.2       0.45%
  63   63  DQE, Inc.                                          1,153.5       0.44%
  64   64  IDACORP, Inc.                                      1,122.0       0.43%
  65   65  PSC of New Mexico                                  1,091.2       0.41%
  66   66  Avista Corp.                                       1,049.2       0.40%
  67   67  Coastal Corp.                                        980.9       0.37%
  68   68  MCN Energy Group, Inc.                               980.1       0.37%
  69   69  Washington Gas Light Co.                             973.4       0.37%
  70       Central Maine Power Co.                              972.0(2)    0.37%
  71   70  National Fuel Gas Co.                                968.6       0.37%
  72   71  Peoples Energy Corp.                                 967.1       0.37%
  73   72  Rochester Gas & Electric Corp.                       958.3       0.36%
  74   73  Kansas City Power & Light Co.                        938.9       0.36%


  75   74  IPALCO Enterprises, Inc.                             785.8       0.30%
  76   75  Eastern Utilities Associates                         773.9       0.29%
  77   76  UniSource Energy Corp.                               769.0       0.29%
  78   77  Southern Union Co.                                   764.3       0.29%
  79   78  Atmos Energy Corp.                                   763.3       0.29%
  80   79  WPS Resources Corp.                                  713.4       0.27%
  81   80  United Illuminating Co.                              686.2       0.26%
  82   81  Eastern Enterprises                                  661.5       0.25%
  83   82  Montana Power Co.                                    653.7       0.25%
  84   83  Koch Industries, Inc.                                644.6       0.24%
  85   84  ONEOK, Inc.                                          607.1       0.23%
  86   85  El Paso Electric Co.                                 602.2       0.23%
  87   86  Questar Corp.                                        592.3       0.22%
  88   87  TNP Enterprises, Inc.                                586.4       0.22%
  89   88  New Jersey Resources Corp.                           568.7       0.22%
  90   89  Laclede Gas Co.                                      547.2       0.21%
  91   90  Cilcorp, Inc.                                        541.1       0.21%
  92   91  Minnesota Power, Inc.                                523.6       0.20%
  93   92  Citizens Utilities Co.                               521.9       0.20%
  94   93  Cleco Corp.                                          515.2       0.20%
  95   94  Central Hudson Gas & Electric Corp.                  503.5       0.19%
  96   95  Ohio Valley Electric Corp.                           459.5       0.17%
  97   96  Wicor, Inc.                                          428.5       0.16%
  98   97  Sonat, Inc.                                          423.0       0.16%
  99   98  Indiana Energy, Inc.                                 420.5       0.16%
 100   99  Equitable Resources, Inc.                            406.6       0.15%
 101  100  NW Natural (Northwest Natural Gas Co.)               403.8       0.15%
 102  101  UGI Corp.                                            385.8       0.15%
 103  102  MDU Resources Group, Inc.                            377.5       0.14%
 104  103  Energen Corp.                                        369.9       0.14%
 105  104  SIGCORP, Inc.                                        364.7       0.14%
 106  105  Old Dominion Electric Coop                           364.2       0.14%
 107  106  Central Vermont Public Service Corp.                 357.5       0.14%
 108  107  Citrus Corp.                                         304.1       0.12%
 109  108  South Jersey Industries, Inc.                        297.4       0.11%
 110  109  Southwest Gas Corp.                                  292.9       0.11%
 111  110  Commonwealth Energy System                           289.1       0.11%
 112  111  Yankee Energy System, Inc.                           283.8       0.11%
 113  112  Great Lakes Gas Transmission, L.P.                   270.5       0.10%
 114       Connecticut Natural Gas Corp.                        262.0(2)    0.10%
 115  113  Madison Gas & Electric Co.                           256.5       0.10%
 116  114  Unitil Corp.                                         248.4       0.09%
 117  115  Empire District Electric Co.                         238.8       0.09%
 118  116  Otter Tail Power Co.                                 230.8       0.09%
 119  117  Big Rivers Electric Corp.                            230.3       0.09%
 120  118  Citizens Gas & Coke Utility                          219.7       0.08%
 121  119  Buckeye Power, Inc.                                  203.6       0.08%
 122  120  Vermont Yankee Nuclear Power Corp.                   195.2       0.07%
 123  121  Bangor Hydro-Electric Co.                            194.0       0.07%
 124  122  Cascade Natural Gas Corp.                            191.6       0.07%
 125  123  Providence Energy Corp.                              188.4       0.07%
 126  124  Cabot Corp.                                          188.0       0.07%
 127  125  Green Mountain Power Corp.                           184.3       0.07%
 128  126  Colonial Gas Co.                                     168.0       0.06%
 129  127  Pennsylvania Enterprises, Inc.                       156.3       0.06%


 130  128  SEMCO Energy, Inc.                                   153.5       0.06%
 131  129  Soyland Power Coop, Inc.                             141.7       0.05%
 132  130  Iroquois Gas Transmission System, L.P.               140.4       0.05%
 133  131  NorthWestern Corp.                                   138.3       0.05%
 134  132  Southwestern Energy Co.                              134.7       0.05%
 135  133  Black Hills Corp.                                    129.2       0.05%
 136  134  Deseret Generation & Transmission Coop               128.2       0.05%
 137  135  Intermountain Industries, Inc.                       124.2       0.05%
 138  136  New Hampshire Electric Coop, Inc.                    110.7       0.04%
 139  137  Ocean Energy, Inc.                                   109.2       0.04%
 140  138  Golden Spread Electric Coop, Inc.                    108.6       0.04%
 141  139  Connexus Energy                                      104.8       0.04%
 142  140  Royal Dutch Petroleum Co.                            103.2       0.04%
 143  141  Alcoa, Inc.                                          100.1       0.04%
 144  142  Ocean State Power II                                  95.9       0.04%
 145  143  St. Joseph Light & Power Co.                          94.1       0.04%
 146  144  TransCanada PipeLines, Ltd.                           93.7       0.04%
 147  145  Conoco, Inc.                                          88.0       0.03%
 148  146  MidWest Energy, Inc.                                  87.5       0.03%
 149  147  Rayburn Country Electric Coop, Inc.                   80.7       0.03%
 150  148  Catalyst Old River Hydroelectric, L.P.                79.6       0.03%
 151  149  NUI Corp.                                             78.1       0.03%
 152  150  Connecticut Yankee Atomic Power Co.                   78.0       0.03%
 153  151  East Texas Electric Coop, Inc.                        75.5       0.03%
 154  152  Chesapeake Utilities Corp.                            64.2       0.02%
 155  153  Valley Resources, Inc.                                59.3       0.02%
 156  154  West Texas Gas, Inc.                                  56.6       0.02%
 157  155  Maine Public Service Co.                              56.6       0.02%
 158  156  A.O.G. Corporation                                    53.8       0.02%
 159  157  PP&L Resources, Inc.                                  52.7       0.02%
 160  158  Yankee Atomic Electric Co.                            48.3       0.02%
 161  159  RGC Resources, Inc.                                   46.9       0.02%
 162  160  Florida Keys Electric Coop Association, Inc.          46.6       0.02%
 163  161  ISO New England, Inc.                                 45.5       0.02%
 164       Berkshire Gas Co.                                     45.5(2)    0.02%
 165  162  High Island Offshore System, L.L.C.                   43.3       0.02%
 166  163  Trailblazer Pipeline Co.                              42.7       0.02%
 167  164  Kansas Pipeline Co.                                   42.7       0.02%
 168  165  Fall River Gas Co.                                    41.9       0.02%
 169  166  Gaz Metropolitain & Co., L.P.                         40.7       0.02%
 170  167  Wisconsin Fuel & Light Co.                            40.5       0.02%

           All Other                                            966.5       0.37%
           Total                                            263,606.1     100.00%

     Notes
     1     For  utilities'  fiscal  year  1998.
     2     Actual  and  pro  forma  for twelve months ending September 30, 1999.
     Source:
          Energy  East  (actual  and  pro  forma)  from  company  records.
          Other  data  from  FERC  Forms  1  and  2  databases  (domestic only).

Electric  +  Gas  Statistics  -  Customers

-------------
Region:  U.S.
-------------

                                                     Number of
                                                   Customers (1)    Share of
Rank       Company Name                                (000)        Total (%)
   1    1  PG&E Corp.                                     8,438       5.84%
   2    2  Sempra Energy                                  6,772       4.68%
   3    3  Consolidated Edison, Inc.                      4,457       3.08%
   4    4  Edison International                           4,284       2.96%
   5    5  TXU                                            3,902       2.70%
   6    6  Southern Company                               3,761       2.60%
   7    7  FPL Group, Inc.                                3,680       2.55%
   8    8  Public Service Enterprise Group, Inc.          3,487       2.41%
   9    9  Unicom Corp.                                   3,445       2.38%
  10   10  CMS Energy Corp.                               3,167       2.19%
  11   11  Reliant Energy, Inc.                           3,043       2.10%
  12   12  American Electric Power Co., Inc.              2,999       2.07%
  13   13  Entergy Corp.                                  2,721       1.88%
  14   14  New Century Energies, Inc.                     2,614       1.81%
  15   15  FirstEnergy Corp.                              2,161       1.49%
  16   16  Niagara Mohawk Holdings, Inc.                  2,078       1.44%
  17   17  DTE Energy Co.                                 2,062       1.43%
  18   18  GPU, Inc.                                      2,030       1.40%
  19   19  Dominion Resources, Inc.                       2,009       1.39%
  20   20  Northern States Power Co.                      2,006       1.39%
  21   21  Duke Energy Corp.                              1,968       1.36%
       22  Energy East Pro Forma                          1,946(2)    1.35%
  22   23  PECO Energy Co.                                1,903       1.32%
  23   24  Cinergy Corp.                                  1,871       1.29%
  24   25  Nicor, Inc.                                    1,865       1.29%
  25   26  Ameren Corp.                                   1,803       1.25%
  26   27  Columbia Energy Group, Inc.                    1,763       1.22%
  27   28  Central & South West Corp.                     1,735       1.20%
  28   29  Northeast Utilities                            1,729       1.20%
  29   30  Consolidated Natural Gas Co.                   1,724       1.19%
  30   31  Constellation Energy Group, Inc.               1,636       1.13%
  31   32  KeySpan Energy                                 1,609       1.11%
  32   33  ScottishPower plc                              1,454       1.01%
  33   34  Puget Sound Energy, Inc.                       1,414       0.98%
  34   35  Allegheny Energy, Inc.                         1,410       0.97%
  35   36  AGL Resources, Inc.                            1,405       0.97%
  36   37  National Grid Group plc                        1,351       0.93%
  37   38  Florida Progress Corp.                         1,341       0.93%
  38   39  NiSource, Inc.                                 1,337       0.92%
  39   40  Alliant Energy Corp.                           1,287       0.89%
  40   41  Carolina Power & Light Co.                     1,281       0.89%
  41   42  Western Resources, Inc.                        1,275       0.88%
  42   43  MidAmerican Energy Holdings Co.                1,270       0.88%
  43   44  PPL Corp.                                      1,250       0.86%
  44       Energy East                                    1,228(2)    0.85%
  45   45  MCN Energy Group, Inc.                         1,187       0.82%
  46   46  LG&E Energy Corp.                              1,119       0.77%
  47   47  Conectiv                                       1,043       0.72%


  48   48  Long Island Power Authority                    1,042       0.72%
  49   49  Nstar                                          1,040       0.72%
  50   50  Southern Union Co.                             1,006       0.70%
  51   51  Wisconsin Energy Corp.                         1,005       0.70%
  52   52  Dynegy, Inc.                                     968       0.67%
  53   53  Peoples Energy Corp.                             955       0.66%
  54   54  Sierra Pacific Resources                         928       0.64%
  55   55  Washington Gas Light Co.                         800       0.55%
  56   56  DPL, Inc.                                        789       0.55%
  57   57  Pinnacle West Capital Corp.                      778       0.54%
  58   58  TECO Energy, Inc.                                767       0.53%
  59   59  SCANA Corp.                                      767       0.53%
  60   60  PSC of New Mexico                                766       0.53%
  61   61  ONEOK, Inc.                                      749       0.52%
  62   62  National Fuel Gas Co.                            697       0.48%
  63   63  OGE Energy Corp.                                 694       0.48%
  64   64  Enron Corp.                                      691       0.48%
  65   65  Potomac Electric Power Co.                       690       0.48%
  66   66  WPS Resources Corp.                              664       0.46%
  67   67  Questar Corp.                                    648       0.45%
  68   68  Eastern Utilities Associates                     641       0.44%
  69   69  Rochester Gas & Electric Corp.                   629       0.44%
  70   70  Laclede Gas Co.                                  624       0.43%
  71   71  DQE, Inc.                                        581       0.40%
  72   72  Eastern Enterprises                              574       0.40%
  73   73  Avista Corp.                                     557       0.39%
  74       Central Maine Power Co.                          538(2)    0.37%
  75   74  Wicor, Inc.                                      518       0.36%
  76   75  UtiliCorp United, Inc.                           516       0.36%
  77   76  Indiana Energy, Inc.                             489       0.34%
  78   77  NW Natural (Northwest Natural Gas Co.)           465       0.32%
  79   78  Piedmont Natural Gas Co., Inc.                   464       0.32%
  80   79  Energen Corp.                                    458       0.32%
  81   80  Kansas City Power & Light Co.                    448       0.31%
  82   81  Montana Power Co.                                432       0.30%
  83   82  IPALCO Enterprises, Inc.                         423       0.29%
  84   83  Cilcorp, Inc.                                    396       0.27%
  85   84  Southwest Gas Corp.                              385       0.27%
  86   85  IDACORP, Inc.                                    368       0.25%
  87   86  New Jersey Resources Corp.                       360       0.25%
  88   87  NUI Corp.                                        342       0.24%
  89   88  Central Hudson Gas & Electric Corp.              330       0.23%
  90   89  PSC of North Carolina, Inc.                      326       0.23%
  91   90  UniSource Energy Corp.                           321       0.22%
  92   91  UGI Corp.                                        318       0.22%
  93   92  MDU Resources Group, Inc.                        317       0.22%
  94   93  United Illuminating Co.                          314       0.22%
  95   94  El Paso Electric Co.                             288       0.20%
  96   95  Citizens Gas & Coke Utility                      256       0.18%
  97   96  South Jersey Industries, Inc.                    254       0.18%
  98   97  Cleco Corp.                                      245       0.17%
  99   98  Equitable Resources, Inc.                        241       0.17%
 100   99  Commonwealth Energy System                       237       0.16%
 101  100  Madison Gas & Electric Co.                       232       0.16%
 102  101  SIGCORP, Inc.                                    230       0.16%


 103  102  TNP Enterprises, Inc.                            226       0.16%
 104  103  K N Energy, Inc.                                 225       0.16%
 105  104  Energy Corp. of America                          202       0.14%
 106  105  Intermountain Industries, Inc.                   190       0.13%
 107  106  Yankee Energy System, Inc.                       181       0.13%
 108  107  Atmos Energy Corp.                               178       0.12%
 109  108  Providence Energy Corp.                          170       0.12%
 110  109  Cascade Natural Gas Corp.                        169       0.12%
 111  110  Central Vermont Public Service Corp.             151       0.10%
 112  111  Minnesota Power, Inc.                            150       0.10%
 113  112  Pennsylvania Enterprises, Inc.                   148       0.10%
 114       Connecticut Natural Gas Corp.                    146(2)    0.10%
 115  113  Empire District Electric Co.                     143       0.10%
 116  114  Colonial Gas Co.                                 139       0.10%
 117  115  NorthWestern Corp.                               134       0.09%
 118  116  Citizens Utilities Co.                           126       0.09%
 119  117  Otter Tail Power Co.                             125       0.09%
 120  118  Bangor Hydro-Electric Co.                        121       0.08%
 121  119  Unitil Corp.                                     111       0.08%
 122  120  Southwestern Energy Co.                          107       0.07%
 123  121  EnergySouth, Inc.                                100       0.07%
 124  122  Ocean Energy, Inc.                                97       0.07%
 125  123  Connexus Energy                                   90       0.06%
 126  124  Green Mountain Power Corp.                        84       0.06%
 127  125  MidWest Energy, Inc.                              76       0.05%
 128  126  New Hampshire Electric Coop, Inc.                 70       0.05%
 129  127  St. Joseph Light & Power Co.                      68       0.05%
 130  128  A.O.G. Corporation                                61       0.04%
 131  129  Black Hills Corp.                                 57       0.04%
 132  130  Valley Resources, Inc.                            56       0.04%
 133  131  RGC Resources, Inc.                               49       0.03%
 134  132  Wisconsin Fuel & Light Co.                        49       0.03%
 135  133  Fall River Gas Co.                                48       0.03%
 136  134  Florida Public Utilities Co.                      37       0.03%
 137  135  Chesapeake Utilities Corp.                        37       0.03%
 138  136  Delta Natural Gas Co., Inc.                       37       0.03%
 139  137  Maine Public Service Co.                          35       0.02%
 140       Berkshire Gas Co.                                 34(2)    0.02%
 141  138  Gaz Metropolitain & Co., L.P.                     31       0.02%
 142  139  Beynon Farm Products Corp.                        30       0.02%

           All Other                                        362       0.25%
           Total                                        144,586     100.00%

     Notes
     1 Average number of retail (electric) end-use (gas) customers for utilities' fiscal year 1998.
     2     Actual  and  pro  forma  at  September  30,  1999.
     Source:
          Energy  East  (actual  and  pro  forma)  from  company  records.
          Other  data  from  FERC  Form 1 and EIA-176 databases (domestic only).

Electric  Statistics  -  Assets

-----------------------------------
Region:  New  England  +  New  York
-----------------------------------

                                                 Assets (1)     Share of
Rank       Company Name                          (million $)    Total (%)
   1    1  Consolidated Edison, Inc.               16,094.8      18.81%
   2    2  Niagara Mohawk Holdings, Inc.           14,542.2      17.00%
   3    3  Long Island Power Authority             11,956.7      13.98%
   4    4  Northeast Utilities                     11,485.9      13.43%
   5    5  National Grid Group plc                  5,210.4       6.09%
   6    6  Citizens Utilities Co.                   5,112.7       5.98%
   7    7  Nstar                                    4,848.4       5.67%
        8  Pro Forma Energy East                    4,546.1(2)    5.31%
   8    9  Rochester Gas & Electric Corp.           2,491.7       2.91%
   9       Energy East                              2,452.9(2)    2.87%
  10   10  United Illuminating Co.                  2,103.6       2.46%
  11       Central Maine Power                      2,093.2(2)    2.45%
  12   11  Eastern Utilities Associates             1,400.6       1.64%
  13   12  CH Energy Group, Inc.                    1,354.3       1.58%
  14   13  Connecticut Yankee Atomic Power Co.        967.4       1.13%
  15   14  Central Vermont Public Service Corp.       631.0       0.74%
  16   15  Bangor Hydro-Electric Co.                  629.7       0.74%
  17   16  Green Mountain Power Corp.                 344.4       0.40%
  18   17  Vermont Yankee Nuclear Power Corp.         340.0       0.40%
  19   18  New Hampshire Electric Coop, Inc.          274.0       0.32%
  20   19  Yankee Atomic Electric Co.                 270.2       0.32%
  21   20  Unitil Corp.                               235.0       0.27%
  22   21  TransCanada PipeLines, Ltd.                173.7       0.20%
  23   22  Maine Public Service Co.                   163.8       0.19%
  24   23  Ocean State Power II                       145.0       0.17%
  25   24  BayCorp Holdings, Ltd.                     138.1       0.16%
  26   25  ISO New England, Inc.                       39.2       0.05%
  27   26  Vermont Electric Coop, Inc.                 38.4       0.04%
  28   27  Morrisville Water & Light Dept.              8.4       0.01%
  29   28  Alcoa, Inc.                                  2.8       0.00%
  30   29  Westfield Gas & Electric Light Dept.         0.0       0.00%

           Total                                   85,548.4     100.00%

     Notes
     1     For  utilities  at  December  31, 1998 or end of fiscal year.
           Assets include  electric  and  gas  combination
           utilities  (other  than  for  Energy  East).
     2     Actual  and  pro  forma  at  September  30,  1999.
     Source:
           Energy  East  (actual  and  pro  forma)  from  company  records.
           New England and New York data from FERC Form 1 database (domestic only).

-------------------------------------------
Region:  New  England  +  New  York  +  PJM
-------------------------------------------

                                                  Assets (1)     Share of
Rank       Company Name                           (million $)    Total (%)
   1    1  Consolidated Edison, Inc.                16,094.8      10.28%
   2    2  Public Service Enterprise Group, Inc.    15,238.9       9.73%
   3    3  Niagara Mohawk Holdings, Inc.            14,542.2       9.29%
   4    4  GPU, Inc.                                13,360.6       8.53%
   5    5  PECO Energy Co.                          12,530.9       8.00%
   6    6  Long Island Power Authority              11,956.7       7.64%
   7    7  Northeast Utilities                      11,485.9       7.34%
   8    8  PPL Corp.                                 9,274.6       5.92%
   9    9  Constellation Energy Group, Inc.          8,169.7       5.22%
  10   10  Potomac Electric Power Co.                6,078.3       3.88%
  11   11  Conectiv                                  5,488.4       3.51%
  12   12  National Grid Group plc                   5,210.4       3.33%
  13   13  Citizens Utilities Co.                    5,112.7       3.27%
  14   14  Nstar                                     4,848.4       3.10%
       15  Pro Forma Energy East                     4,546.1(2)    2.90%
  15   16  Rochester Gas & Electric Corp.            2,491.7       1.59%
  16       Energy East                               2,452.9(2)    1.57%
  17   17  United Illuminating Co.                   2,103.6       1.34%
  18       Central Maine Power                       2,093.2(2)    1.34%
  19   18  Eastern Utilities Associates              1,400.6       0.89%
  20   19  CH Energy Group, Inc.                     1,354.3       0.87%
  21   20  Connecticut Yankee Atomic Power Co.         967.4       0.62%
  22   21  UGI Corp.                                   724.6       0.46%
  23   22  Central Vermont Public Service Corp.        631.0       0.40%
  24   23  Bangor Hydro-Electric Co.                   629.7       0.40%
  25   24  Green Mountain Power Corp.                  344.4       0.22%
  26   25  Vermont Yankee Nuclear Power Corp.          340.0       0.22%
  27   26  New Hampshire Electric Coop, Inc.           274.0       0.17%
  28   27  Yankee Atomic Electric Co.                  270.2       0.17%
  29   28  Unitil Corp.                                235.0       0.15%
  30   29  TransCanada PipeLines, Ltd.                 173.7       0.11%
  31   30  Maine Public Service Co.                    163.8       0.10%
  32   31  Ocean State Power II                        145.0       0.09%
  33   32  BayCorp Holdings, Ltd.                      138.1       0.09%
  34   33  Safe Harbor Water Power Corp.               133.4       0.09%
  35   34  ISO New England, Inc.                        39.2       0.03%
  36   35  Vermont Electric Coop, Inc.                  38.4       0.02%
  37   36  Morrisville Water & Light Dept.               8.4       0.01%
  38   37  C & T Enterprises                             8.3       0.01%
  39   38  Alcoa, Inc.                                   2.8       0.00%
  40   39  Westfield Gas & Electric Light Dept.          0.0       0.00%

           Total                                   156,556.2     100.00%

     Notes
     1 For utilities at December 31, 1998 or end of fiscal year. Assets include electric and gas combination utilities  (other  than  for  Energy  East).
     2     Actual  and  pro  forma  at  September  30,  1999.
     Source:
           Energy East (actual and pro forma) from company records. New England, New York and PJM data from FERC Form 1 database (domestic only).

Electric  &  Gas  Statistics  -  Customers

-----------------------------------
Region:  New  England  +  New  York
-----------------------------------

                                                     Number of
                                                   Customers (1)    Share of
Rank       Company Name                                (000)        Total (%)

1       1  Consolidated Edison, Inc.                      4,457      22.00%
2       2  Niagara Mohawk Holdings, Inc.                  2,078      10.25%
        3  Pro Forma Energy East                          1,946(2)    9.60%
3       4  Northeast Utilities                            1,729       8.53%
4       5  KeySpan Energy                                 1,609       7.94%
5       6  National Grid Group plc                        1,351       6.67%
6          Energy East                                    1,228(2)    6.06%
7       7  Long Island Power Authority                    1,042       5.14%
8       8  Nstar                                          1,040       5.13%
9       9  National Fuel Gas Co.                            697       3.44%
10     10  Eastern Utilities Associates                     641       3.16%
11     11  Rochester Gas & Electric Corp.                   629       3.10%
12     12  Eastern Enterprises                              574       2.83%
13         Central Maine Power                              538(2)    2.65%
14     13  CH Energy Group, Inc.                            330       1.63%
15     14  United Illuminating Co.                          314       1.55%
16     15  Commonwealth Energy System                       237       1.17%
17     16  NiSource, Inc.                                   225       1.11%
18     17  Yankee Energy System, Inc.                       181       0.89%
19     18  Providence Energy Corp.                          170       0.84%
20     19  Central Vermont Public Service Corp.             151       0.74%
21         Connecticut Natural Gas Corp.                    146(2)    0.72%
22     20  Colonial Gas Co.                                 139       0.69%
23     21  Bangor Hydro-Electric Co.                        121       0.59%
24     22  Citizens Utilities Co.                           113       0.56%
25     23  Unitil Corp.                                     111       0.55%
26     24  Green Mountain Power Corp.                        84       0.41%
27     25  New Hampshire Electric Coop, Inc.                 70       0.35%
28     26  Valley Resources, Inc.                            56       0.28%
29     27  Fall River Gas Co.                                48       0.24%
30     28  Maine Public Service Co.                          35       0.17%
31         Berkshire Gas Co.                                 34(2)    0.17%
32     29  Gaz Metropolitain & Co., L.P.                     31       0.15%
33     30  Vermont Electric Coop, Inc.                       15       0.07%
34     31  Enbridge, Inc.                                    14       0.07%
35     32  Corning Natural Gas Corp.                         14       0.07%
36     33  Westfield Gas & Electric Light Dept.               8       0.04%
37     34  Morrisville Water & Light Dept.                    3       0.02%
38     35  Blackstone Gas Co.                                 1       0.00%
39     36  Connecticut Yankee Atomic Power Co.                0       0.00%
40     37  Iroquois Gas Transmission System, L.P.             0       0.00%
41     38  Vermont Yankee Nuclear Power Corp.                 0       0.00%
42     39  Yankee Atomic Electric Co.                         0       0.00%
43     40  TransCanada PipeLines, Ltd.                        0       0.00%
44     41  Ocean State Power II                               0       0.00%
45     42  BayCorp Holdings, Ltd.                             0       0.00%
46     43  Cabot Corp.                                        0       0.00%
47     44  ISO New England, Inc.                              0       0.00%
48     45  Duke Energy Corp.                                  0       0.00%
49     46  Alcoa, Inc.                                        0       0.00%
50     47  Penn-Jersey Pipe Line Co.                          0       0.00%
51     48  Boundary Gas, Inc.                                 0       0.00%

           Total                                         20,265     100.00%

     Notes
     1 Average number of retail (electric) end-use (gas) customers for utilities' fiscal year 1998.
     2     Actual  and  pro  forma  at  September  30,  1999.
     Source:
           Energy  East  (actual  and  pro  forma)  from  company  records.
           New England and New York data from FERC Form 1 and EIA-176 databases (domestic only).

Electric  &  Gas  Statistics  -  Customers

-------------------------------------------
Region:  New  England  +  New  York  +  PJM
-------------------------------------------

                                                     Number of
                                                   Customers (1)    Share of
Rank       Company Name                                (000)        Total (%)
   1    1  Consolidated Edison, Inc.                      4,457      12.63%
   2    2  Public Service Enterprise Group, Inc.          3,487       9.88%
   3    3  Niagara Mohawk Holdings, Inc.                  2,078       5.89%
   4    4  GPU, Inc.                                      2,030       5.75%
        5  Pro Forma Energy East                          1,946(2)    5.51%
   5    6  PECO Energy Co.                                1,903       5.39%
   6    7  Northeast Utilities                            1,729       4.90%
   7    8  Constellation Energy Group, Inc.               1,636       4.63%
   8    9  KeySpan Energy                                 1,609       4.56%
   9   10  National Grid Group plc                        1,351       3.83%
  10   11  PPL Corp.                                      1,250       3.54%
  11       Energy East                                    1,228(2)    3.48%
  12   12  Conectiv                                       1,043       2.95%
  13   13  Long Island Power Authority                    1,042       2.95%
  14   14  Nstar                                          1,040       2.95%
  15   15  Washington Gas Light Co.                         786       2.23%
  16   16  National Fuel Gas Co.                            697       1.98%
  17   17  Potomac Electric Power Co.                       690       1.96%
  18   18  Eastern Utilities Associates                     641       1.81%
  19   19  Rochester Gas & Electric Corp.                   629       1.78%
  20   20  Eastern Enterprises                              574       1.63%
  21       Central Maine Power                              538(2)    1.52%
  22   21  Columbia Energy Group, Inc.                      378       1.07%
  23   22  New Jersey Resources Corp.                       360       1.02%
  24   23  CH Energy Group, Inc.                            330       0.94%
  25   24  UGI Corp.                                        318       0.90%
  26   25  United Illuminating Co.                          314       0.89%
  27   26  South Jersey Industries, Inc.                    254       0.72%
  28   27  NUI Corp.                                        244       0.69%
  29   28  Equitable Resources, Inc.                        241       0.68%
  30   29  Commonwealth Energy System                       237       0.67%
  31   30  NiSource, Inc.                                   225       0.64%
  32   31  Consolidated Natural Gas Co.                     224       0.63%
  33   32  Yankee Energy System, Inc.                       181       0.51%
  34   33  Providence Energy Corp.                          170       0.48%
  35   34  Central Vermont Public Service Corp.             151       0.43%
  36   35  Pennsylvania Enterprises, Inc.                   148       0.42%
  37       Connecticut Natural Gas Corp.                    146(2)    0.41%
  38   36  Colonial Gas Co.                                 139       0.39%
  39   37  Bangor Hydro-Electric Co.                        121       0.34%
  40   38  Citizens Utilities Co.                           113       0.32%


  41   39  Unitil Corp.                                     111       0.31%
  42   40  Green Mountain Power Corp.                        84       0.24%
  43   41  New Hampshire Electric Coop, Inc.                 70       0.20%
  44   42  Valley Resources, Inc.                            56       0.16%
  45   43  Fall River Gas Co.                                48       0.14%
  46   44  Maine Public Service Co.                          35       0.10%
  47       Berkshire Gas Co.                                 34(2)    0.10%
  48   45  Gaz Metropolitain & Co., L.P.                     31       0.09%
  49   46  Chesapeake Utilities Corp.                        28       0.08%
  50   47  Vermont Electric Coop, Inc.                       15       0.04%
  51   48  Enbridge, Inc.                                    14       0.04%
  52   49  Corning Natural Gas Corp.                         14       0.04%
  53   50  Westfield Gas & Electric Light Dept.               8       0.02%
  54   51  USX Corp.                                          8       0.02%
  55   52  C & T Enterprises                                  6       0.02%
  56   53  Morrisville Water & Light Dept.                    3       0.01%
  57   54  Blackstone Gas Co.                                 1       0.00%
  58   55  Connecticut Yankee Atomic Power Co.                0       0.00%
  59   56  Iroquois Gas Transmission System, L.P.             0       0.00%
  60   57  Vermont Yankee Nuclear Power Corp.                 0       0.00%
  61   58  Yankee Atomic Electric Co.                         0       0.00%
  62   59  TransCanada PipeLines, Ltd.                        0       0.00%
  63   60  Ocean State Power II                               0       0.00%
  64   61  BayCorp Holdings, Ltd.                             0       0.00%
  65   62  Safe Harbor Water Power Corp.                      0       0.00%
  66   63  Cabot Corp.                                        0       0.00%
  67   64  Cove Point LNG, L.P.                               0       0.00%
  68   65  ISO New England, Inc.                              0       0.00%
  69   66  Duke Energy Corp.                                  0       0.00%
  70   67  Alcoa, Inc.                                        0       0.00%
  71   68  Penn-Jersey Pipe Line Co.                          0       0.00%

                                                         35,300     100.00%

     Notes
     1 Average number of retail (electric) end-use (gas) customers for utilities' fiscal year 1998.
     2     Actual  and  pro  forma  at  September  30,  1999.
     Source:
           Energy  East  (actual  and  pro  forma)  from  company  records.
           New England, New York and PJM data from FERC Form 1 and EIA-176 databases (domestic only).